Exhibit 10.6

GUARANTY	EXECUTION COPY

Notice Address:

General Electric Capital Corporation,
230 Schilling Circle
Suite 300
Hunt Valley, MD 21031

THIS GUARANTY (this “Guaranty”), dated as of April 23, 2012, by LANDEC CORPORATION, a Delaware corporation (“Landec”), and GREENLINE HOLDING COMPANY, a Delaware corporation (“GreenLine Holding”; Landec and GreenLine Holding may be referred to herein individually as “Guarantor” and collectively as “Guarantors”), is provided in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as lender (herein, with its participants, successors and assigns, “Lender”) and as collateral agent (herein, with its participants, successors and assigns, “Collateral Agent”).  If more than one Guarantor has entered into this Guaranty, the obligations of each Guarantor under this Guaranty shall be joint and several and any reference below to “Guarantor” shall mean each such Guarantor.

To induce Lender, to extend credit pursuant to that certain Loan Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), the other Loan Documents (as defined in the Loan Agreement) and all documents, instruments and agreements executed in connection therewith (collectively, the “Transaction Documents”) to or for the account of Apio, Inc., a Delaware corporation (“Apio”), GreenLine Foods, Inc., an Ohio corporation (“GreenLine Foods”), and GreenLine South Carolina Properties, LLC, an Ohio limited liability company (“GreenLine SC”; Apio, GreenLine Foods and GreenLine SC may be referred to herein as “Borrower” and collectively as “Borrowers”), but without in any way binding Lender to do so, Guarantors, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby absolutely, unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, the due regular and punctual payment of any sum or sums of money which any Borrower may owe to Lender or Collateral Agent now or at any time hereafter, whether evidenced by a Transaction Document, on open account or otherwise, and whether it represents principal, interest (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any equipment, collateral or security, or any other type of sum of any kind whatsoever that any Borrower may owe to Lender or Collateral Agent now or at any time hereafter, and does hereby further guarantee to Lender and Collateral Agent the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that any Borrower may owe to Lender or Collateral Agent now or at any time hereafter arising from or relating to (directly or indirectly) any and all Transaction Documents (all such payment and performance obligations being collectively referred to as the “Obligations”).  The definition of “Obligations” does not include any payment and performance obligations arising solely under the Revolving Facility Documents.  Guarantors do hereby further guarantee to pay within ten (10) days after written demand all losses, costs, attorneys’ fees and expenses which may be suffered by Lender or Collateral Agent by reason of the occurrence of any Default or Event of Default (each as defined in the Loan Agreement) or default of any Guarantor.  All payments made under this Guaranty shall be paid to Lender or Collateral Agent, as the case may be, in immediately available funds without set-off or counterclaim consistent with Lender’s or Collateral Agent’s payment policy, generally by check or wire transfer drawn on a bank account located in the United States in the name of Guarantors and not by currency, money orders or travelers checks.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection).  Nothing herein shall require Lender or Collateral Agent to first seek or exhaust any remedy against any Borrower, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations.  It is agreed that Lender and Collateral Agent may, upon any breach or default of any Borrower or at any time thereafter, make demand upon any Guarantor and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by any Borrower, its successors or assigns, or any other person.  Suit may be brought and maintained against any Guarantor, at Lender’s or Collateral Agent’s election, without joinder of any Borrower or any other person as parties thereto.  The obligations of each signatory to this Guaranty, and any other guarantor of the Obligations, shall be joint and several.  Without limiting the generality of the foregoing, each representation, warranty, covenant and/or other undertaking by any Guarantor hereunder shall be deemed to have been made jointly and severally by each of the undersigned.  A separate action or actions may be brought against any one of the undersigned parties whether or not an action is brought against any of the other undersigned parties.  Notices hereunder required to be provided to Guarantors shall be effective if provided to any one of the undersigned parties, and any consent by Guarantors shall be effective if provided by any one of the undersigned parties.

Each Guarantor agrees that such Guarantor’s obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of such Guarantor) and each Guarantor hereby affirmatively and irrevocably waives as a defense to the payment or performance of obligations hereunder each and every one of the following defenses:  (a) the genuineness, validity, regularity and enforceability of the Transaction Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Transaction Documents or any other document; (c) the absence of, or delay in, any action to enforce the Transaction Documents, this Guaranty or any other document; (d) Lender’s or Collateral Agent’s failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, Lender’s or Collateral Agent’s  failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to any Borrower or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of any Guarantor; (g) any Borrower’s voluntary or involuntary bankruptcy, insolvency, assignment for the benefit of creditors, reorganization, or similar proceedings affecting such Borrower or any of its assets; (h) any merger or consolidation of any Borrower, any change in control of any Borrower or any sale of all or substantially all of the assets of any Borrower; or (i) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of an obligor, surety or guarantor.

This Guaranty, the Transaction Documents and the Obligations may be assigned by Lender and Collateral Agent, without the consent of any Guarantor.  Each Guarantor agrees that if such Guarantor receives written notice of an assignment from Lender or Collateral Agent, such Guarantor will pay all amounts due hereunder to such assignee or as instructed by Lender or Collateral Agent, as the case may be.  Each Guarantor also agrees to acknowledge and confirm in writing any such assignment in form and content as may be reasonably requested by assignee.  Each Guarantor hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.  Guarantors may not assign, transfer or delegate any of Guarantors’ rights, duties or obligations under this Guaranty without the prior written consent of Lender and Collateral Agent.

This Guaranty may be terminated upon delivery to Lender and Collateral Agent (at Lender’s and Collateral Agent’s notice address shown above, as the same may from time to time be changed in accordance with the notice provisions of this Guaranty) of a written termination notice from Guarantors.  However, as to all Obligations (whether matured, unmatured, absolute, liquidated, contingent or otherwise) incurred by any Borrower prior to Lender’s and Collateral Agent’s receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

Each Guarantor agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by Lender or Collateral Agent, all as though such payment or performance had not been made.  If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, Lender or Collateral Agent shall be prohibited from exercising any of Lender’s or Collateral Agent’s rights or remedies against any Borrower or any other person or against any property, then, as between Lender or Collateral Agent and Guarantors, such prohibition shall be of no force and effect, and Lender and Collateral Agent shall have the right to make demand upon, and receive payment from, any Guarantor of all amounts and other sums that would be due to Lender or Collateral Agent upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by any Borrower or any other person is hereby waived.  Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived.  Each Guarantor warrants that such Guarantor has adequate means to obtain from Borrowers on a continuing basis financial data and other information regarding Borrowers and is not relying upon Lender or Collateral Agent to provide any such data or other information.  Without limiting the foregoing, notice of adverse change in any Borrower’s financial condition or of any other fact which might materially increase the risk of any Guarantor is also waived.  All settlements, compromises, accounts stated and agreed balances made in good faith between any Borrower, its successors or assigns, and Lender or Collateral Agent shall be binding upon and shall not affect the liability of Guarantors.

Payment of all amounts now or hereafter owed to any Guarantor by any Borrower or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to Lender and Collateral Agent of all Obligations and is hereby assigned to Lender as a security therefor.  Each Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against any Borrower, any other obligor for any of the Obligations, any collateral therefor, or any other assets of any Borrower or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to Lender or Collateral Agent by any Guarantor, and each Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which such Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, such Guarantor, any Borrower or any other obligor for any of the Obligations, or realized from any of their respective assets.

EACH GUARANTOR HEREBY UNCONDITIONALLY WAIVES SUCH GUARANTOR’S RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN SUCH GUARANTOR AND LENDER OR COLLATERAL AGENT RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN SUCH GUARANTOR AND LENDER OR COLLATERAL AGENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).  THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS.  IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty: a) the word “person” shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, or any government or any political subdivision thereof; and b) the word “entity” shall mean any corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, or any government or any political subdivision thereof (but shall not mean an individual).

This Guaranty is intended by the parties as a final expression of the guaranty of Guarantors and is also intended as a complete and exclusive statement of the terms thereof.  No course of dealing, course of performance or trade usage, nor any parol evidence of any kind, shall be used to supplement or modify any of the terms hereof, nor are there any conditions to the full effectiveness of this Guaranty.  This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by Lender and Collateral Agent.  No failure by Lender or Collateral Agent to exercise Lender’s or Collateral Agent’s rights hereunder shall give rise to any estoppel against Lender or Collateral Agent, or excuse any Guarantor from performing hereunder.  Lender’s and Collateral Agent’s waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.  The rights and remedies of Lender and Collateral Agent hereunder are cumulative and nonexclusive of any other rights and remedies that Lender or Collateral Agent may have under any other agreement or at law or in equity and may be exercised individually or concurrently, any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE).  This Guaranty shall bind Guarantors’ successors and assigns and the benefits thereof shall extend to and include Lender’s and Collateral Agent’s successors and assigns.  Each Guarantor will deliver to Lender such Guarantor’s complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of such Guarantor.  Each Guarantor will deliver to Lender copies of such Guarantor’s quarterly financial reports certified by such Guarantor’s chief financial officer, within ninety (90) days after the close of each fiscal quarter of such Guarantor and copies of such Guarantor’s most current tax returns.  As applicable, each Guarantor will deliver to Lender copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission (it being understood that to the extent the same are properly filed on EDGAR they shall be deemed delivered to Lender on the date on which the same are filed on EDGAR).  In addition, upon the occurrence and during the continuance of a Default or an Event of Default (each as defined in the Loan Agreement), Lender and Collateral Agent may, during normal business hours and upon reasonable advance notice to Guarantors, inspect Guarantors’ financial and accounting records.  Moreover, documents required to be delivered by Landec pursuant to this paragraph (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) shall be deemed to have been delivered on the date (i) on which Landec posts such documents, or provides a link thereto on Landec’s website on the internet at the website address “www.landec.com” (or any successor page notified to Collateral Agent); or (ii) on which such documents are posted on Landec’s behalf on an Internet or intranet website, if any, to which Lender has access.

Each Guarantor hereby represents and warrants to Lender and Collateral Agent as of the date hereof that (i) such Guarantor is duly organized and validly existing under the laws of its state of incorporation or formation, as applicable, and has full corporate (or similar) power to enter into this Guaranty and to perform its obligations hereunder; (ii) such Guarantor’s execution, delivery and performance hereof does not and will not violate any judgment, order or law applicable to such Guarantor, or constitute a breach of or default under any indenture, mortgage, deed of trust, or other agreement entered into by such Guarantor with such Guarantor’s creditors or any other party; (iii) no approval, consent or withholding of objections is required from any governmental authority or any other entity with respect to the execution, delivery and performance by such Guarantor of this Guaranty; (iv) this Guaranty constitutes a valid, legal and binding obligation of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; (v) there are no proceedings presently pending or threatened against such Guarantor which will impair such Guarantor’s ability to perform under this Guaranty; (vi) all financial statements delivered to Lender in connection with this Guaranty have been (and will be) prepared in accordance with generally accepted accounting principles and since the date of such Guarantor’s most recent financial statement, there has been no material adverse change in the financial condition of such Guarantor; (vii) it is to the benefit of such Guarantor to execute this Guaranty; (viii) the benefit to such Guarantor is reasonably worth the obligations hereby guaranteed; and (ix) such Guarantor is and will remain in full compliance with all laws and regulations applicable to such Guarantor, including, without limitation, such Guarantor neither is nor shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

EACH GUARANTOR IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH AND WITH THE TRANSACTION DOCUMENTS (COLLECTIVELY, THE “PROCEEDINGS”), AND EACH GUARANTOR FURTHER IRREVOCABLY WAIVES ANY RIGHT SUCH GUARANTOR MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS).  EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION WHICH SUCH GUARANTOR MIGHT NOW OR HEREAFTER HAVE TO THE ABOVE-NAMED COURTS BEING NOMINATED AS THE EXCLUSIVE FORUM TO HEAR AND DETERMINE ANY SUCH PROCEEDINGS AND AGREES NOT TO CLAIM THAT SUCH GUARANTOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT SUCH GUARANTOR OR SUCH GUARANTOR’S PROPERTY IS IMMUNE FROM LEGAL PROCESS FOR ANY REASON WHATSOEVER, THAT ANY SUCH COURT IS NOT A CONVENIENT OR APPROPRIATE FORUM IN EACH CASE WHETHER ON THE GROUNDS OF VENUE OR FORUM NON-CONVENIENS OR OTHERWISE. EACH GUARANTOR ACKNOWLEDGES THAT BRINGING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS SET FORTH ABOVE WILL CAUSE IRREPARABLE HARM TO LENDER AND COLLATERAL AGENT WHICH COULD NOT ADEQUATELY BE COMPENSATED BY MONETARY DAMAGES, AND, AS SUCH, EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY OF THE REMEDIES TO WHICH LENDER AND COLLATERAL AGENT MAY BE ENTITLED AT LAW OR IN EQUITY, LENDER AND COLLATERAL AGENT WILL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS (WITHOUT THE POSTING OF ANY BOND AND WITHOUT PROOF OF ACTUAL DAMAGES) TO ENJOIN THE PROSECUTION OF ANY SUCH PROCEEDINGS IN ANY OTHER COURT.  Notwithstanding the foregoing, Lender and Collateral Agent shall have the right to apply to a court of competent jurisdiction in the United States of America or abroad for equitable relief as is necessary to preserve, protect and enforce Lender’s and Collateral Agent’s rights under this Guaranty and the Transaction Documents, including, but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against Guarantors, Borrowers or the collateral pledged to Lender or Collateral Agent pursuant to any Transaction Document or to gain possession of any asset or such collateral subject of the Transaction Documents.

All notices to be given in connection with this Guaranty shall be in writing, shall be addressed to the parties at their respective notice addresses set forth in this Guaranty (unless and until a different address may be specified in a written notice to the other party or parties), and shall be deemed given: (i) on the date of receipt if delivered by hand; (ii) on the next business day after being sent by overnight courier service; and (iii) on the third business day after being sent by regular, registered, certified mail

           EACH PERSON SIGNING ON BEHALF OF EACH GUARANTOR REPRESENTS AND WARRANTS THAT HE OR SHE HAS THE AUTHORITY TO SIGN ON BEHALF OF SUCH GUARANTOR AND BY SO SIGNING TO BIND SUCH GUARANTOR HEREUNDER.

This Guaranty may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

LANDEC CORPORATION, as Guarantor

By:	/s/ Gregory S. Skinner
Name:	Gregory S. Skinner
Title:	Chief Financial Officer

Address for notices:
c/o Apio, Inc.
4575 W Main St.
Guadalupe, CA  93434

GREENLINE HOLDING COMPANY, as Guarantor

By:	/s/ Gregory S. Skinner
Name:	Gregory S. Skinner
Title:	Treasurer

Address for notices: c/o Apio, Inc. 4575 W Main St. Guadalupe, CA 93434

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